Exhibit 10.1

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER is made as of the 12th day of January, 2005.

AMONG:

TORCH EXECUTIVE SERVICES LTD., a corporation formed
pursuant to the laws of the State of Nevada and having an office for business located at 124 Minikada Bay, Winnipeg, Manitoba, Canada
R2C 0G

("Torch")

AND:

TORCH SUBSIDIARY, INC., a body corporate formed pursuant to the laws of the State of Delaware and a wholly owned subsidiary of Torch

(the "Acquirer")

AND:

TECH FULL INTERNATIONAL, INC., a body corporate formed pursuant to the laws of the State of Delaware and having an office for business located at No. 9, Ha Ping Xi
Lu, Ha Ping Lu Ji Zhong Qu, Harbin Kai Fa Qu, Harbin, Postal Code: 150001, China

("Tech Full")

AND:

The shareholders of Tech Full, all of whom are set forth on the signature page of this Agreement

(the "Tech Full Shareholders")

WHEREAS:

A.     The Tech Full Shareholders own 1,500 Tech Full Shares, being 100% of the presently issued and outstanding Tech Full Shares;

B.     Torch is a reporting company whose common stock is quoted on the NASD "Bulletin Board";

C.     The respective Boards of Directors of Torch, Tech Full and the Acquirer deem it advisable and in the best interests of Torch, Tech Full and the Acquirer that Tech Full merge with and into the Acquirer (the "Merger") pursuant to this Agreement and the Certificate of Merger, and the applicable provisions of the laws of the State of Delaware; and

D.     It is intended that the Merger shall qualify for United States federal income tax purposes as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1
DEFINITIONS AND INTERPRETATION

Definitions

1.1	In this Agreement the following terms will have the following meanings:

	(a)	"Acquisition Shares" means the 8,000,000 Torch Common Shares to be issued to the Tech Full Shareholders at Closing pursuant to the terms of the Merger;

	(b)	"Agreement" means this agreement and plan of merger among Torch, the Acquirer, Tech Full, and the Tech Full Shareholders;

(c)

"Tech Full Accounts Payable and Liabilities" means all accounts payable and liabilities of Tech Full, on a consolidated basis, due and owing or otherwise constituting a binding obligation of Tech Full and the Tech Full Subsidiary (other than a Tech Full Material Contract) as of September 30, 2004 as set forth in Schedule "B" hereto;

(d)

"Tech Full Accounts Receivable" means all accounts receivable and other debts owing to Tech Full and the Tech Full Subsidiary, on a consolidated basis, as of September 30, 2004 as set forth in Schedule "C" hereto;

(e)

"Tech Full Assets" means the undertaking and all the property and assets of the Tech Full Business of every kind and description wheresoever situated including, without limitation, Tech Full Equipment, Tech Full Inventory, Tech Full Material Contracts, Tech Full Accounts Receivable, Tech Full Cash, Tech Full Intangible Assets and Tech Full Goodwill, and all credit cards, charge cards and banking cards issued to Tech Full;

(f)

"Tech Full Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of Tech Full and the Tech Full Subsidiary or relating to the Tech Full Business as set forth in Schedule "D" hereto;

	(g)	"Tech Full Business" means all aspects of the business conducted by Tech Full and the Tech Full Subsidiary;

	(h)	"Tech Full Cash" means all cash on hand or on deposit to the credit of Tech Full and the Tech Full Subsidiary on the Closing Date;

(i)

"Tech Full Debt to Related Parties" means the debts owed by Tech Full and its subsidiaries to the Tech Full Shareholders or to any family member thereof, or to any affiliate, director or officer of Tech Full or the Tech Full Shareholders as described in Schedule "E";

(j)

"Tech Full Equipment" means all machinery, equipment, furniture, and furnishings used in the Tech Full Business, including, without limitation, the items more particularly described in Schedule "F" hereto;

(k)

"Tech Full Financial Statements" means collectively, the audited consolidated financial statements of Tech Full for the period from inception through September 30, 2004 and for the Tech Full Subsidiary for the period from inception through September 30, 2004, prepared in accordance with Item 310 of Regulation SB, true copies of which are attached as Schedule "A" hereto;

(l)

"Tech Full Goodwill" means the goodwill of the Tech Full Business together with the exclusive right of Torch to represent itself as carrying on the Tech Full Business in succession of Tech Full subject to the terms hereof, and the right to use any words indicating that the Tech Full Business is so carried on including the right to use the name "Tech Full" or "Tech Full International" or any variation thereof as part of the name of or in connection with the Tech Full Business or any part thereof carried on or to be carried on by Tech Full, the right to all corporate, operating and trade names associated with the Tech Full Business, or any variations of such names as part of or in connection with the Tech Full Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the Tech Full Business, all necessary licenses and authorizations and any other rights used in connection with the Tech Full Business;

(m)	"Tech Full Insurance Policies" means the public liability insurance and insurance against loss or damage to Tech Full Assets and the Tech Full Business as described in Schedule "G" hereto;

(n)

"Tech Full Intangible Assets" means all of the intangible assets of Tech Full and the Tech Full Subsidiary, including, without limitation, Tech Full Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Tech Full and the Tech Full Subsidiary;

(o)	"Tech Full Inventory" means all inventory and supplies of the Tech Full Business as of September 30, 2004 as set forth in Schedule "H" hereto;

(p)

"Tech Full Material Contracts" means the burden and benefit of and the right, title and interest of Tech Full and the Tech Full Subsidiary in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Tech Full or the Tech Full Subsidiary is entitled in connection with the Tech Full Business whereunder Tech Full is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "I" hereto;

(q)	"Tech Full Shares" means all of the issued and outstanding shares of Tech Full's equity stock;

(r)	"Tech Full Subsidiary" means Harbin Tech Full Co., Ltd., a corporation formed pursuant to the laws of the People's Republic of China and a wholly-owned subsidiary of Tech Full;

(s)	"Closing" means the completion, on the Closing Date, of the transactions contemplated hereby in accordance with Article 9 hereof;

(t)	"Closing Date" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived;

(u)

"Effective Time" means the date of the filing of an appropriate Certificate of Merger in the form required by the State of Delaware, which certificate shall provide that the Merger shall become effective upon such filing;

(v)	"Merger" means the merger, at the Effective Time, of Tech Full and the Acquirer pursuant to this Agreement and Plan of Merger;

(w)	"Merger Consideration" means the Acquisition Shares;

(x)	"Place of Closing" means the offices of Sichenzia Ross Friedman Ference LLP, or such other place as Torch and Tech Full may mutually agree upon;

(y)	"State Corporation Law" means the General Corporation Law of the State of Delaware;

(z)

"Torch Accounts Payable and Liabilities" means all accounts payable and liabilities of Torch, on a consolidated basis, due and owing or otherwise constituting a binding obligation of Torch and its subsidiaries (other than a Torch Material Contract) as of October 31, 2004 as set forth is Schedule "K" hereto;

(aa)	"Torch Accounts Receivable" means all accounts receivable and other debts owing to Torch, on a consolidated basis, as of October 31, 2004 as set forth in Schedule "L" hereto;

(bb)

"Torch Assets" means the undertaking and all the property and assets of the Torch Business of every kind and description wheresoever situated including, without limitation, Torch Equipment, Torch Inventory, Torch Material Contracts, Torch Accounts Receivable, Torch Cash, Torch Intangible Assets and Torch Goodwill, and all credit cards, charge cards and banking cards issued to Torch;

(cc)	"Torch Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of Torch and its subsidiaries or relating to the Torch Business as set forth in Schedule "M" hereto;

(dd)	"Torch Business" means all aspects of any business conducted by Torch and its subsidiaries;

(ee)	"Torch Cash" means all cash on hand or on deposit to the credit of Torch and its subsidiaries on the Closing Date;

(ff)	"Torch Common Shares" means the shares of common stock in the capital of Torch;

(gg)	"Torch Debt to Related Parties" means the debts owed by Torch to any affiliate, director or officer of Torch as described in Schedule "N" hereto;

(hh)	"Torch Equipment" means all machinery, equipment, furniture, and furnishings used in the Torch Business, including, without limitation, the items more particularly described in Schedule "O" hereto;

(ii)

"Torch Financial Statements" means, collectively, the audited consolidated financial statements of Torch for the fiscal years ended July 31, 2003 (23 days), and July 31, 2004 together with the unqualified auditors' report thereon, prepared in accordance with Item 310 of Regulation SB, true copies of which are attached as Schedule "J" hereto;

(jj)

"Torch Goodwill" means the goodwill of the Torch Business including the right to all corporate, operating and trade names associated with the Torch Business, or any variations of such names as part of or in connection with the Torch Business, all books and records and other information relating to the Torch Business, all necessary licenses and authorizations and any other rights used in connection with the Torch Business;

(kk)	"Torch Insurance Policies" means the public liability insurance and insurance against loss or damage to the Torch Assets and the Torch Business as described in Schedule "P" hereto;

(ll)

"Torch Intangible Assets" means all of the intangible assets of Torch and its subsidiaries, including, without limitation, Torch Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Torch and its subsidiaries;

(mm)	"Torch Inventory" means all inventory and supplies of the Torch Business as of September 30, 2004, as set forth in Schedule "Q" hereto;

(nn)

"Torch Material Contracts" means the burden and benefit of and the right, title and interest of Torch and its subsidiaries in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Torch or its subsidiaries are entitled whereunder Torch or its subsidiaries are obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "R" hereto; and

(oo)	"Surviving Company" means Acquirer following the merger with the Tech Full.

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

Captions and Section Numbers

1.2     The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Section References and Schedules

1.3     Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement. The Schedules to this Agreement are as follows:

Information concerning Tech Full

Schedule "A"	Tech Full Financial Statements
Schedule "B"	Tech Full Accounts Payable and Liabilities
Schedule "C"	Tech Full Accounts Receivable
Schedule "D"	Tech Full Bank Accounts
Schedule "E"	Tech Full Debts to Related Parties
Schedule "F"	Tech Full Equipment
Schedule "G"	Tech Full Insurance Policies
Schedule "H"	Tech Full Inventory
Schedule "I"	Tech Full Material Contracts

Information concerning Torch

Schedule "J"	Torch Financial Statements
Schedule "K"	Torch Accounts Payable and Liabilities
Schedule "L"	Torch Accounts Receivable
Schedule "M"	Torch Bank Accounts
Schedule "N"	Torch Debts to Related Parties
Schedule "O"	Torch Equipment
Schedule "P"	Torch Insurance Policies
Schedule "Q"	Torch Inventory
Schedule "R"	Torch Material Contracts

Information concerning Tech Full Shareholders

Schedule "S"	Investor Questionnaire

Severability of Clauses

1.4     If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

ARTICLE 2
THE MERGER

The Merger

2.1     At Closing, Tech Full shall be merged with and into the Acquirer pursuant to this Agreement and Plan of Merger and the separate corporate existence of Tech Full shall cease and the Acquirer, as it exists from and after the Closing, shall be the Surviving Company.

Effect of the Merger

2.2     The Merger shall have the effect provided therefor by the State Corporation Law. Without limiting the generality of the foregoing, and subject thereto, at Closing (i) all the rights, privileges, immunities, powers and franchises, of a public as well as of a private nature, and all property, real, personal and mixed, and all debts due on whatever account, including without limitation subscriptions to shares, and all other choses in action, and all and every other interest of or belonging to or due to Tech Full or the Acquirer, as a group, subject to the terms hereof, shall be taken and deemed to be transferred to, and vested in, the Surviving Company without further act or deed; and all property, rights and privileges, immunities, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Company, as they were of Tech Full and the Acquirer, as a group, and (ii) all debts, liabilities, duties and obligations of Tech Full and the Acquirer, as a group, subject to the terms hereof, shall become the debts, liabilities and duties of the Surviving Company and the Surviving Company shall thenceforth be responsible and liable for all debts, liabilities, duties and obligations of Tech Full and the Acquirer, as a group, and neither the rights of creditors nor any liens upon the property of Tech Full or the Acquirer, as a group, shall be impaired by the Merger, and may be enforced against the Surviving Company.

Certificate of Incorporation; Bylaws; Directors and Officers

2.3     The Certificate of Incorporation of the Surviving Company from and after the Closing shall be the Certificate of Incorporation of the Acquirer until thereafter amended in accordance with the provisions therein and as provided by the applicable provisions of the State Corporation Law. The Bylaws of the Surviving Company from and after the Closing shall be the Bylaws of the Acquirer as in effect immediately prior to the Closing, continuing until thereafter amended in accordance with their terms, the Certificate of Incorporation of the Surviving Company and as provided by the State Corporation Law. The Directors of Tech Full at the Effective Time shall continue to be the Directors of the Surviving Company after the Closing.

Conversion of Securities

2.4     At the Effective Time, by virtue of the Merger and without any action on the part of the Acquirer, Tech Full or the Tech Full Shareholders, the shares of capital stock of each of Tech Full and the Acquirer shall be converted as follows:

(a)

Capital Stock of the Acquirer. Each issued and outstanding share of the Acquirer's capital stock shall continue to be issued and outstanding and shall be converted into one share of validly issued, fully paid, and non-assessable common stock of the Surviving Company. Each stock certificate of the Acquirer evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Company.

(b)

Conversion of Tech Full Shares. Each Tech Full Share that is issued and outstanding at the Effective Time shall automatically be cancelled and extinguished and converted, without any action on the part of the holder thereof, into the right to receive at the time and in the amounts described in this Agreement an amount of Acquisition Shares equal to the number of Acquisition Shares divided by the number of Tech Full Shares outstanding immediately prior to Closing. All such Tech Full Shares, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Acquisition Shares paid in consideration therefor upon the surrender of such certificate in accordance with this Agreement.

Adherence with Applicable Securities Laws

2.5     The Tech Full Shareholders agree that they are acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended) directly or indirectly unless:

(a)	the sale is to Torch;

(b)	the sale is made pursuant to the exemption from registration under the Securities Act of 1933,as amended, provided by Rule 144 thereunder; or

(c)

the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act of 1933, as amended, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to Torch an opinion of counsel to that effect or such other written opinion as may be reasonably required by Torch.

The Tech Full Shareholders acknowledge that the certificates representing the Acquisition Shares shall bear the following legend:

THESE COMMON SHARES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATES OF THE UNITED STATES AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (i) TO THE COMPANY, (ii) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, (iii) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, (iv) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION AND ANY APPLICABLE STATE SECURITIES LAWS, IN EACH CASE AFTER PROVIDING EVIDENCE SATISFACTORY TO THE CORPORATION THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES
OF TORCH

Representations and Warranties

3.1     Torch hereby represents and warrants in all material respects to Tech Full and the Tech Full Shareholders, with the intent that Tech Full and the Tech Full Shareholders will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Torch - Corporate Status and Capacity

(a)

Incorporation. Torch is a corporation duly incorporated and validly subsisting under the laws of the State of Nevada, and is in good standing with the office of the Secretary of State for the State of Nevada;

(b)	Carrying on Business. Torch conducts the business described in its filings with the Securities and Exchange Commission and does not conduct any other business;

(c)	Corporate Capacity. Torch has the corporate power, capacity and authority to own the Torch Assets and to enter into and complete this Agreement;

(d)

Reporting Status; Listing. Torch is required to file current reports with the Securities and Exchange Commission pursuant to section 12(g) of the Securities Exchange Act of 1934, the Torch Common Shares are quoted on the NASD "Bulletin Board", and all reports required to be filed by Torch with the Securities and Exchange Commission or NASD have been timely filed;

Acquirer - Corporate Status and Capacity

(e)

Incorporation. The Acquirer is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

(f)	Carrying on Business. Other than corporate formation and organization, the Acquirer has not carried on business activities to date;

(g)	Corporate Capacity. The Acquirer has the corporate power, capacity and authority to enter into and complete this Agreement;

Torch - Capitalization

(h)	Authorized Capital. The authorized capital of Torch consists of 100,000,000 Torch Common Shares, $0.00001 par value, of which 7,000,300 Torch Common Shares are presently issued and outstanding;

(i)

No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of Torch Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of Torch;

Acquirer Capitalization

(j)	Authorized Capital. The authorized capital of the Acquirer consists of 200 shares of common stock, $0.0001 par value, of which 200 shares of common stock are presently issued and outstanding;

(k)

No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of any common or preferred shares in the Acquirer or for the purchase, subscription or issuance of any of the unissued shares in the capital of Acquirer;

Torch - Records and Financial Statements

(l)

Charter Documents. The charter documents of Torch and the Acquirer have not been altered since the incorporation of each, respectively, except as filed in the record books of Torch or the Acquirer, as the case may be;

(m)

Corporate Minute Books. The corporate minute books of Torch and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Torch and its subsidiaries which required director or shareholder approval are reflected on the corporate minute books of Torch and its subsidiaries. Torch and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws.

(n)

Torch Financial Statements. The Torch Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Torch, on a consolidated basis, as of the respective dates thereof, and the sales and earnings of the Torch Business during the periods covered thereby, in all material respects and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

(o)

Torch Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Torch or its subsidiaries which are not disclosed in Schedule "K" hereto or reflected in the Torch Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Torch Financial Statements, and neither Torch nor its subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Torch as of December 31, 2004, are described in Schedule "K" hereto;

(p)

Torch Accounts Receivable. All the Torch Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of Torch, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of Torch as of October 31, 2004, are described in Schedule "L" hereto;

(q)	Torch Bank Accounts. All of the Torch Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "M" hereto;

(r)

No Debt to Related Parties. Except as disclosed in Schedule "N" hereto, neither Torch nor any of its subsidiaries is, and on Closing will not be, indebted to any affiliate, director or officer of Torch except accounts payable on account of bona fide business transactions of Torch incurred in normal course of the Torch Business, including employment agreements, none of which are more than 30 days in arrears;

(s)

No Related Party Debt to Torch. No director or officer or affiliate of Torch is now indebted to or under any financial obligation to Torch or any subsidiary on any account whatsoever, except for advances on account of travel and other expenses not exceeding $1,000 in total;

(t)	No Dividends. No dividends or other distributions on any shares in the capital of Torch have been made, declared or authorized since the date of Torch Financial Statements;

(u)

No Payments. Except for the repayment of the loan to Frank Torchia and the redemption of the shares in Torch held by Frank Torchia, no payments of any kind have been made or authorized since the date of the Torch Financial Statements to or on behalf of officers, directors, shareholders or employees of Torch or its subsidiaries or under any management agreements with Torch or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

(v)	No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Torch;

(w)	No Adverse Events. Since the date of the Torch Financial Statements

(i)

there has not been any material adverse change in the consolidated financial position or condition of Torch, its subsidiaries, its liabilities or the Torch Assets or any damage, loss or other change in circumstances materially affecting Torch, the Torch Business or the Torch Assets or Torch' right to carry on the Torch Business, other than changes in the ordinary course of business,

(ii)

there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Torch, its subsidiaries, the Torch Business or the Torch Assets,

(iii)

there has not been any material increase in the compensation payable or to become payable by Torch to any of Torch' officers, employees or agents or any bonus, payment or arrangement made to or with any of them, except for the repayment of the loan to Frank Torchia and the redemption of the share of Torch held by Frank Torchia which will be repaid and redeemed, respectively, before Closing,

(iv) the Torch Business has been and continues to be carried on in the ordinary course,

	(v)	Torch has not waived or surrendered any right of material value,

	(vi)	neither Torch nor its subsidiaries have discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

	(vii)	no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made.

Torch - Income Tax Matters

(x)

Tax Returns. All tax returns and reports of Torch and its subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Torch and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

(y)

Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Torch or its subsidiaries. Torch is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Torch - Applicable Laws and Legal Matters

(z)

Licenses. Torch and its subsidiaries hold all licenses and permits as may be requisite for carrying on the Torch Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Torch Business;

(aa)

Applicable Laws. Neither Torch nor its subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the Torch Business, and to Torch' knowledge, neither Torch nor its subsidiaries are in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the Torch Business;

(bb)

Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Torch, its subsidiaries, the Torch Business, or any of the Torch Assets nor does Torch have any knowledge of any deliberate act or omission of Torch or its subsidiaries that would form any material basis for any such action or proceeding;

(cc)

No Bankruptcy. Neither Torch nor its subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Torch or its subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Torch or its subsidiaries;

(dd)

Labor Matters. Neither Torch nor its subsidiaries are party to any collective agreement relating to the Torch Business with any labor union or other association of employees and no part of the Torch Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of Torch, has made any attempt in that regard;

(ee)

Finder's Fees. Neither Torch nor its subsidiaries are party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

(ff)

Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Torch and the Acquirer;

(gg)	No Violation or Breach. The execution and performance of this Agreement will not:

(i)

violate the charter documents of Torch or the Acquirer or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Torch or its subsidiaries are party,

	(ii)	give any person any right to terminate or cancel any agreement including, without limitation, the Torch Material Contracts, or any right or rights enjoyed by Torch or its subsidiaries,

	(iii)	result in any alteration of Torch' or its subsidiaries' obligations under any agreement to which Torch or its subsidiaries are party including, without limitation, the Torch Material Contracts,

	(iv)	result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Torch Assets,

	(v)	result in the imposition of any tax liability to Torch or its subsidiaries relating to the Torch Assets, or

	(vi)	violate any court order or decree to which either Torch or its subsidiaries are subject;

The Torch Assets - Ownership and Condition

(hh)

Business Assets. The Torch Assets comprise all of the property and assets of the Torch Business, and no other person, firm or corporation owns any assets used by Torch or its subsidiaries in operating the Torch Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "O" or "R" hereto;

(ii)

Title. Torch or its subsidiaries are the legal and beneficial owner of the Torch Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "O" or "R" hereto;

(jj)	No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Torch Assets;

(kk)

Torch Insurance Policies. Torch and its subsidiaries maintain the public liability insurance and insurance against loss or damage to the Torch Assets and the Torch Business as described in Schedule "P" hereto;

(ll) Torch Material Contracts. The Torch Material Contracts listed in Schedule "R" constitute all of the material contracts of Torch and its subsidiaries;

(mm)

No Default. There has not been any default in any material obligation of Torch or any other party to be performed under any of the Torch Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "R" hereto), and Torch is not aware of any default in the obligations of any other party to any of the Torch Material Contracts;

(nn)

No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Torch or its subsidiaries. Neither Torch nor its subsidiaries are obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Torch Assets - Torch Equipment

(oo) Torch Equipment. The Torch Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

Torch Assets - Torch Goodwill and Other Assets

(pp)

Torch Goodwill. Torch and its subsidiaries does not carry on the Torch Business under any other business or trade names. Torch does not have any knowledge of any infringement by Torch or its subsidiaries of any patent, trademarks, copyright or trade secret;

The Torch Business

(qq)

Maintenance of Business. Since the date of the Torch Financial Statements, Torch and its subsidiaries have not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein;

(rr)

Subsidiaries. Except for the Acquirer, Torch does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm; and

Torch - Acquisition Shares

(ss)

Acquisition Shares. The Acquisition Shares when delivered to the holders of Tech Full Shares pursuant to the Merger shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of Torch, in all cases subject to the provisions and restrictions of all applicable securities laws.

Non-Merger and Survival

3.2     The representations and warranties of Torch contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Tech Full or the Tech Full Shareholders, the representations and warranties of Torch shall survive the Closing.

Indemnity

3.3     Torch agrees to indemnify and save harmless Tech Full and the Tech Full Shareholders from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of Torch to defend any such claim), resulting from the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Torch to Tech Full or the Tech Full Shareholders hereunder.

ARTICLE 4
COVENANTS OF TORCH
Covenants

4.1     Torch covenants and agrees with Tech Full and the Tech Full Shareholders that it will:

(a)

Conduct of Business. Until the Closing, conduct the Torch Business diligently and in the ordinary course consistent with the manner in which the Torch Business generally has been operated up to the date of execution of this Agreement;

(b)

Preservation of Business. Until the Closing, use its best efforts to preserve the Torch Business and the Torch Assets and, without limitation, preserve for Tech Full Torch's and its subsidiaries' relationships with any third party having business relations with them;

(c)

Access. Until the Closing, give Tech Full, the Tech Full Shareholders, and their representatives full access to all of the properties, books, contracts, commitments and records of Torch, and furnish to Tech Full, the Tech Full Shareholders and their representatives all such information as they may reasonably request;

(d)

Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger and to preserve and maintain the Torch Assets notwithstanding the change in control of Tech Full arising from the Merger; and,

(e)

Redemption of Shares. On or before the Closing, Torch shall redeem 5,000,000 Torch Common Shares held by Frank Torchia for an aggregate amount of $5,000 USD. In addition, Torch shall pay Mr. Torchia all amounts due and owing to him as a shareholder loan, in the amount of $19,785.00. Other than indebtedness of Tech Full, Torch shall have no indebtedness or other liability of any kind or nature upon the Closing, save and except for liabilities incurred in connection with the Merger related to stock issuances.

Authorization

4.2     Torch hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Torch and its subsidiaries to release any and all information in their possession respecting Torch and its subsidiaries to Tech Full. Torch shall promptly execute and deliver to Tech Full any and all consents to the release of information and specific authorizations which Tech Full reasonably requires to gain access to any and all such information.

Survival

4.3     The covenants set forth in this Article shall survive the Closing for the benefit of Tech Full and the Tech Full Shareholders.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF
THE TECH FULL SHAREHOLDERS

Representations and Warranties

5.1     The Tech Full Shareholders hereby jointly and severally represent and warrant in all material respects to Torch, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Tech Full - Corporate Status and Capacity

(a)

Incorporation. Tech Full is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

(b)

Carrying on Business. Tech Full was formed in August 2004 for the sole purpose of holding all of the issued and outstanding shares of capital stock of the Tech Full Subsidiary. Since the date of its inception, other than in connection with this Agreement, Tech Full has conducted no business or operations other than its ownership of the Tech Full Subsidiary. The nature of the Tech Full Business does not require Tech Full to register or otherwise be qualified to carry on business in any other jurisdiction;

(c)	Corporate Capacity. Tech Full has the corporate power, capacity and authority to own the Tech Full Subsidiary and to enter into and complete this Agreement;

The Tech Full Subsidiary - Corporate Status and Capacity

(d)	Incorporation. The Tech Full Subsidiary is a corporation duly incorporated, validly subsisting and in good standing under the laws of the People's Republic of China;

(e)

Carrying on Business. The Tech Full Subsidiary carries on the Tech Full Business primarily in the People's Republic of China and does not carry on any material business activity in any other jurisdiction. The Tech Full Subsidairy is duly authorized to carry on Tech Full Business in the People's Republic of China. The nature of the Tech Full Business does not require the Tech Full Subsidiary to register or otherwise be qualified to carry on business in any other jurisdiction;

(f)	Corporate Capacity. The Tech Full Subsidiary has the corporate power, capacity and authority to own Tech Full Assets and to carry on the Business of Tech Full;

Tech Full - Capitalization

(g)	Authorized Capital. The authorized capital of Tech Full consists of 1,500 shares of common stock, $.0001 par value per share;

(h)

Ownership of Tech Full Shares. The issued and outstanding share capital of Tech Full will on Closing consist of 1,500 common shares (being the Tech Full Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The Tech Full Shareholders will be at Closing the registered and beneficial owners of the 1,500 Tech Full Shares. The Tech Full Shares owned by the Tech Full Shareholders will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

(i)

No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of Tech Full Shares held by the Tech Full Shareholders or for the purchase, subscription or issuance of any of the unissued shares in the capital of Tech Full;

(j)	No Restrictions. There are no restrictions on the transfer, sale or other disposition of Tech Full Shares contained in the charter documents of Tech Full or under any agreement;

The Tech Full Subsidiary - Capitalization

(k)

Ownership of Shares of the Tech Full Subsidiary. The issued and outstanding share capital of the Tech Full Subsidiary will on Closing consist of 53,000,000 common shares, which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. Tech Full will be at Closing the registered and beneficial owner of all of the shares of the Tech Full Subsidiary, and such shares will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

(l)

No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of shares of the Tech Full Subsidiary held by Tech Full or for the purchase, subscription or issuance of any of the unissued shares in the capital of the Tech Full Subsidiary;

Tech Full - Records and Financial Statements

(m)	Charter Documents. The charter documents of Tech Full have not been altered since its incorporation date, except as filed in the record books of Tech Full;

(n)

Corporate Minute Books. The corporate minute books of Tech Full and the Tech Full Subsidiary are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Tech Full and the Tech Full Subsidiary which required director or shareholder approval are reflected on the corporate minute books of Tech Full and the Tech Full Subsidiary. Neither Tech Full or and the Tech Full Subsidiary are in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws.

(o)

Tech Full Financial Statements. The Tech Full Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Tech Full and the Tech Full Subsidiary, on consolidated basis, as of the respective dates thereof, and the sales and earnings of the Tech Full Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

(p)

Tech Full Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Tech Full or the Tech Full Subsidiary which are not disclosed in Schedule "B" hereto or reflected in the Tech Full Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Tech Full Financial Statements, and neither Tech Full nor the Tech Full Subsidiary have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Tech Full as of September 30, 2004 are described in Schedule "B" hereto;

(q)

Tech Full Accounts Receivable. All the Tech Full Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of the Tech Full Shareholders, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of Tech Full as of September 30, 2004, are described in Schedule "C" hereto;

(r)	Tech Full Bank Accounts. All of the Tech Full Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "D" hereto;

(s)

No Debt to Related Parties. Except as disclosed in Schedule "E" hereto, Neither Tech Full nor the Tech Full Subsidiary is, and on Closing will not be, indebted to the Tech Full Shareholders nor to any family member thereof, nor to any affiliate, director or officer of Tech Full or the Tech Full Shareholders except accounts payable on account of bona fide business transactions of Tech Full incurred in normal course of Tech Full Business, including employment agreements with the Tech Full Shareholders, none of which are more than 30 days in arrears;

(t)

No Related Party Debt to Tech Full. No Tech Full Shareholder nor any director, officer or affiliate of Tech Full are now indebted to or under any financial obligation to Tech Full or the Tech Full Subsidiary on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

(u)	No Dividends. No dividends or other distributions on any shares in the capital of Tech Full have been made, declared or authorized since the date of the Tech Full Financial Statements;

(v)

No Payments. No payments of any kind have been made or authorized since the date of the Tech Full Financial Statements to or on behalf of the Tech Full Shareholders or to or on behalf of officers, directors, shareholders or employees of Tech Full or the Tech Full Subsidiary or under any management agreements with Tech Full or the Tech Full Subsidiary, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

(w)

No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Tech Full, other than any such plans disclosed in the Tech Full Financial Statements;

(x)	No Adverse Events. Since the date of the Tech Full Financial Statements:

(i)

there has not been any material adverse change in the consolidated financial position or condition of Tech Full, the Tech Full Subsidiary, its liabilities or the Tech Full Assets or any damage, loss or other change in circumstances materially affecting Tech Full, the Tech Full Business or the Tech Full Assets or Tech Full's right to carry on the Tech Full Business, other than changes in the ordinary course of business,

(ii)

there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Tech Full, the Tech Full Subsidiary, the Tech Full Business or the Tech Full Assets,

(iii)

there has not been any material increase in the compensation payable or to become payable by Tech Full to the Tech Full Shareholders or to any of Tech Full's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

	(iv)	the Tech Full Business has been and continues to be carried on in the ordinary course,

	(v)	Tech Full has not waived or surrendered any right of material value,

(vi)

neither Tech Full nor the Tech Full Subsidiary haves discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

	(vii)	no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made;

Tech Full - Income Tax Matters

(y)

Tax Returns. All tax returns and reports of Tech Full and the Tech Full Subsidiary required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Tech Full and the Tech Full Subsidiary or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

(z)

Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Tech Full. Tech Full and the Tech Full Subsidiary are not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Tech Full - Applicable Laws and Legal Matters

(aa)

Licenses. Tech Full and the Tech Full Subsidiary hold all licenses and permits as may be requisite for carrying on the Tech Full Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Tech Full Business;

(bb)

Applicable Laws. Neither Tech Full nor the Tech Full Subsidiary have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which applies to them the violation of which would have a material adverse effect on the Tech Full Business, and, to the knowledge of the Tech Full Shareholders, Neither Tech Full nor he Tech Full Subsidiary are in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Tech Full Business;

(cc)

Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Tech Full, the Tech Full Subsidiary, the Tech Full Business, or any of the Tech Full Assets, nor do the Tech Full Shareholders have any knowledge of any deliberate act or omission of Tech Full of the Tech Full Subsidiary that would form any material basis for any such action or proceeding;

(dd)

No Bankruptcy. Neither Tech Full nor the Tech Full Subsidiary have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Tech Full or the Tech Full Subsidiary and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Tech Full or the Tech Full Subsidiary;

(ee)

Labor Matters. Neither Tech Full nor the Tech Full Subsidiary are party to any collective agreement relating to the Tech Full Business with any labor union or other association of employees and no part of the Tech Full Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of the Tech Full Shareholders, has made any attempt in that regard.

(ff)

Finder's Fees. Except for amounts payable to Century Capital Management, neither Tech Full nor the Tech Full Subsidiary are party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

(gg)

Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Tech Full;

(hh)	No Violation or Breach. The execution and performance of this Agreement will not
(i)

violate the charter documents of Tech Full or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Tech Full or the Tech Full Subsidiary is a party,

	(ii)	give any person any right to terminate or cancel any agreement including, without limitation, Tech Full Material Contracts, or any right or rights enjoyed by Tech Full or the Tech Full Subsidiary,

(iii)

result in any alteration of Tech Full's or the Tech Full Subsidiary's obligations under any agreement to which Tech Full or the Tech Full Subsidiary is a party including, without limitation, the Tech Full Material Contracts,

	(iv)	result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Tech Full Assets,

	(v)	result in the imposition of any tax liability to Tech Full or the Tech Full Subsidiary relating to Tech Full Assets or the Tech Full Shares, or

	(vi)	violate any court order or decree to which either Tech Full or the Tech Full Subsidiary is subject;

Tech Full Assets - Ownership and Condition

(ii)

Business Assets. The Tech Full Assets, including the Tech Full Subsidiary, comprise all of the property and assets of the Tech Full Business, and neither the Tech Full Shareholders nor any other person, firm or corporation owns any assets used by Tech Full or the Tech Full Subsidiary in operating the Tech Full Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "F" or "I" hereto;

(jj)

Title. Tech Full or the Tech Full Subsidiary is the legal and beneficial owner of the Tech Full Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "F" or "I" hereto;

(kk)	No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Tech Full Assets;

(ll)

Tech Full Insurance Policies. Tech Full or the Tech Full Subsidiary maintains the public liability insurance and insurance against loss or damage to the Tech Full Assets and the Tech Full Business as described in Schedule "G" hereto;

(mm)	Tech Full Material Contracts. The Tech Full Material Contracts listed in Schedule "I" constitute all of the material contracts of Tech Full and the Tech Full Subsidiary;

(nn)

No Default. There has not been any default in any material obligation of Tech Full or any other party to be performed under any of Tech Full Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "I"), and Tech Full is not aware of any default in the obligations of any other party to any of the Tech Full Material Contracts;

(oo)

No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Tech Full or the Tech Full Subsidiary. Neither Tech Full nor the Tech Full Subsidiary is obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Tech Full Assets - Tech Full Equipment

(pp)	Tech Full Equipment. The Tech Full Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

Tech Full Assets - Tech Full Goodwill and Other Assets

(qq)

Tech Full Goodwill. Tech Full and the Tech Full Subsidiary carries on the Tech Full Business only under the name "Harbin Tech Full Electric Co., Ltd." and variations thereof and under no other business or trade names. The Tech Full Shareholders do not have any knowledge of any infringement by Tech Full or the Tech Full Subsidiary of any patent, trademark, copyright or trade secret;

The Business of Tech Full

(rr)

Maintenance of Business. Since the date of the Tech Full Financial Statements, the Tech Full Business has been carried on in the ordinary course and Tech Full and the Tech Full Subsidiary have not entered into any material agreement or commitment except in the ordinary course; and

(ss)

Subsidiaries. Except for the Tech Full Subsidiary, Tech Full does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and Tech Full does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Merger and Survival

5.2     The representations and warranties of Tech Full contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Torch, the representations and warranties of Tech Full shall survive the Closing.

Indemnity

5.3     The Tech Full Shareholders agree to indemnify and save harmless Torch from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Tech Full Shareholders to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Tech Full or the Tech Full Shareholders to Torch hereunder.

ARTICLE 6
COVENANTS OF TECH FULL AND
THE TECH FULL SHAREHOLDERS

Covenants

6.1     Tech Full and the Tech Full Shareholders covenant and agree with Torch that they will:

(a)

Conduct of Business. Until the Closing, conduct the Tech Full Business diligently and in the ordinary course consistent with the manner in which the Tech Full Business generally has been operated up to the date of execution of this Agreement;

(b)

Preservation of Business. Until the Closing, use their best efforts to preserve the Tech Full Business and the Tech Full Assets and, without limitation, preserve for Torch Tech Full's and the Tech Full Subsidiary's relationships with their suppliers, customers and others having business relations with them;

(c)

Access. Until the Closing, give Torch and its representatives full access to all of the properties, books, contracts, commitments and records of Tech Full relating to Tech Full, the Tech Full Business and the Tech Full Assets, and furnish to Torch and its representatives all such information as they may reasonably request;

(d)

Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger and to preserve and maintain the Tech Full Assets, including the Tech Full Material Contracts, notwithstanding the change in control of Tech Full arising from the Merger;

(e)

Reporting and Internal Controls. From and after the Effective Time, the Tech Full Shareholders shall forthwith take all required actions to implement internal controls on the business of the Surviving Company to ensure that the Surviving Company and Torch comply with Section 13(b)(2) of the Securities and Exchange Act of 1934; and

(f)	1934 Act Reports. From and after the Closing Date, take all such steps as are necessary to discharge all reporting obligations imposed upon them by the Securities Exchange Act of 1934.

Authorization

6.2     Tech Full hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Tech Full or the Tech Full Subsidiary to release any and all information in their possession respecting Tech Full or the Tech Full Subsidiary to Torch. Tech Full shall promptly execute and deliver to Torch any and all consents to the release of information and specific authorizations which Torch reasonably require to gain access to any and all such information.

Survival

6.3     The covenants set forth in this Article shall survive the Closing for the benefit of Torch.

ARTICLE 7
REPRESENTATIONS AND WARRANTIES OF
THE TECH FULL SHAREHOLDERS RELATING TO TECH FULL SUBSIDIARY

Representations and Warranties

7.1     The Tech Full Shareholders hereby jointly and severally represent and warrant in all material respects to Torch, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Tech Full Subsidiary - Records and Financial Statements

(tt)	Charter Documents. The charter documents of Tech Full Subsidiary have not been altered since its incorporation date, except as filed in the record books of Tech Full Subsidiary;

(uu)

Corporate Minute Books. The corporate minute book of Tech Full Subsidiary is complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Tech Full and the Tech Full Subsidiary which required director or shareholder approval are reflected on the corporate minute books of Tech Full Subsidiary. Tech Full Subsidiary is not in violation or breach of, or in default with respect to any terms of its Certificate of Incorporation (or other charter documents) or by-laws.

(vv)

Tech Full Subsidiary Financial Statements. The Tech Full Subsidiary Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Tech Full Subsidiary as of the dates thereof, and the sales and earnings of the Tech Full Subsidiary Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

(ww)

Tech Full Subsidiary Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Tech Full Subsidiary which are not disclosed in Schedule "B" hereto or reflected in the Tech Full Subsidiary Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Tech Full Subsidiary Financial Statements, and Tech Full Subsidiary has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Tech Full Subsidiary as of September 30, 2004 are described in Schedule "B" hereto;

(xx)

Tech Full Subsidiary Accounts Receivable. All the Tech Full Subsidiary Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of the Tech Full Shareholders, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of Tech Full Subsidiary as of September 30, 2004, are described in Schedule "C" hereto;

(yy)	Tech Full Subsidiary Bank Accounts. All of the Tech Full Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "D" hereto;

(zz)

No Debt to Related Parties. Except as disclosed in Schedule "E" hereto, Tech Full Subsidiary is, and on Closing will not be, indebted to the Tech Full Shareholders nor to any family member thereof, nor to any affiliate, director or officer of Tech Full Subsidary or the Tech Full Shareholders except accounts payable on account of bona fide business transactions of Tech Full Subsidiary incurred in normal course of Tech Full Subsidiary Business, including employment agreements with the Tech Full Shareholders, none of which are more than 30 days in arrears;

(aaa)

No Related Party Debt to Tech Full. No Tech Full Shareholder nor any director, officer or affiliate of Tech Full Subsidiary are now indebted to or under any financial obligation to Tech Full or the Tech Full Subsidiary on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

(bbb)

No Dividends. No dividends or other distributions on any shares in the capital of Tech Full Subsidiary have been made, declared or authorized since the date of the Tech Full Subsidiary Financial Statements;

(ccc)

No Payments. No payments of any kind have been made or authorized since the date of the Tech Full Subsidiary Financial Statements to or on behalf of the Tech Full Shareholders or to or on behalf of officers, directors, shareholders or employees of Tech Full Subsidiary or under any management agreements with Tech Full Subsidiary, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

(ddd)

No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Tech Full Subsidiary, other than any such plans disclosed in the Tech Full Subsidiary Financial Statements;

(eee)	No Adverse Events. Since the date of the Tech Full Subsidiary Financial Statements:

(viii)

there has not been any material adverse change in the consolidated financial position or condition of Tech Full Subsidiary, its liabilities or the Tech Full Subsidiary Assets or any damage, loss or other change in circumstances materially affecting Tech Full Subsidiary, the Tech Full Subsidiary Business or the Tech Full Subsidary Assets or Tech Full Subsidiary's right to carry on the Tech Full Subsidiary Business, other than changes in the ordinary course of business,

(ix)

there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Tech Full Subsidiary, the Tech Full Subsidiary Business or the Tech Full Subsidiary Assets,

(x)

there has not been any material increase in the compensation payable or to become payable by Tech Full Subsidiary to the Tech Full Shareholders or to any of Tech Full Subsidiary's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

	(xi)	the Tech Full Subsidiary Business has been and continues to be carried on in the ordinary course,

	(xii)	Tech Full Subsidiary has not waived or surrendered any right of material value,

	(xiii)	Tech Full Subsidiary has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

	(xiv)	no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made;

Tech Full Subsidiary - Income Tax Matters

(fff)

Tax Returns. All tax returns and reports of Tech Full Subsidiary required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Tech Full Subsidiary or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

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Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Tech Full Subsidiary. Tech Full Subsidiary is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Tech Full Subsidiary- Applicable Laws and Legal Matters

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Licenses. Tech Full Subsidiary holds all licenses and permits as may be requisite for carrying on the Tech Full Subsidiary Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Tech Full Subsidiary Business;

(iii)

Applicable Laws. Tech Full Subsidiary has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which applies to them the violation of which would have a material adverse effect on the Tech Full Subsidiary Business, and, to the knowledge of the Tech Full Shareholders, Tech Full Subsidiary is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Tech Full Subsidiary Business;

(jjj)

Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Tech Full Subsidiary, the Tech Full Subsidiary Business, or any of the Tech Full Subsidiary Assets, nor do the Tech Full Shareholders have any knowledge of any deliberate act or omission of Tech Full Subsidiary that would form any material basis for any such action or proceeding;

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No Bankruptcy. Tech Full Subsidiary has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Tech Full Subsidiary and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Tech Full Subsidiary;

(lll)

Labor Matters. Tech Full Subsidiary is not a party to any collective agreement relating to the Tech Full Subsidiary Business with any labor union or other association of employees and no part of the Tech Full Subsidiary Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of the Tech Full Shareholders, has made any attempt in that regard.

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Finder's Fees. Tech Full Subsidiary is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Tech Full Subsidiary Assets - Ownership and Condition

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Business Assets. The Tech Full Subsidiary Assets comprise all of the property and assets of the Tech Full Subsidiary Business, and neither the Tech Full Shareholders nor any other person, firm or corporation owns any assets used by Tech Full Subsidiary in operating the Tech Full Subsidiary Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "F" or "I" hereto;

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Title. Tech Full Subsidiary is the legal and beneficial owner of the Tech Full Subsidiary Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "F" or "I" hereto;

(ppp)	No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Tech Full Subsidiary Assets;

(qqq)

Tech Full Subsidiary Insurance Policies. Tech Full Subsidiary maintains the public liability insurance and insurance against loss or damage to the Tech Full Subsidiary Assets and the Tech Full Subsidiary Business as described in Schedule "G" hereto;

(rrr)	Tech Full Subsidiary Material Contracts. The Tech Full Subsidiary Material Contracts listed in Schedule "I" constitute all of the material contracts of Tech Full Subsidiary;

(sss)

No Default. There has not been any default in any material obligation of Tech Full Subsidiary or any other party to be performed under any of Tech Full Subsidiary Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "I"), and Tech Full Shareholders are not aware of any default in the obligations of any other party to any of the Tech Full Subsidiary Material Contracts;

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No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Tech Full Subsidiary. Tech Full Subsidiary is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Tech Full Subsidiary Assets - Tech Full Subsidiary Equipment
(uuu) Tech Full Subsidiary Equipment. The Tech Full Subsidiary Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

Tech Full Subsidiary Assets - Tech Full Subsidiary Goodwill and Other Assets
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Tech Full Subsidiary Goodwill. Tech Full Subsidiary carries on the Tech Full Subsidiary Business only under the name "Harbin Tech Full Electric Co., Ltd." and variations thereof and under no other business or trade names. The Tech Full Shareholders do not have any knowledge of any infringement by Tech Full Subsidiary of any patent, trademark, copyright or trade secret;

The Business of Tech Full Subsidiary
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Maintenance of Business. Since the date of the Tech Full Subsidiary Financial Statements, the Tech Full Subsidiary Business has been carried on in the ordinary course and Tech Full Subsidiary have not entered into any material agreement or commitment except in the ordinary course; and

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Subsidiaries. Tech Full Subsidiary does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and Tech Full Subsidiary does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Merger and Survival

7.2

The representations and warranties of Tech Full Shareholders relating to Tech Full Subsidiary contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Torch, the representations and warranties of Tech Shareholders relating to Tech Full Subsidiary shall survive the Closing.

ARTICLE 8
COVENANTS RELATING TO TECH FULL SUBSIDIARY BY
THE TECH FULL SHAREHOLDERS
Covenants

8.1	Tech Full Shareholders covenant and agree with Torch that they will:

(g)

Conduct of Business. Until the Closing, conduct the Tech Full Subsidiary Business diligently and in the ordinary course consistent with the manner in which the Tech Full Subsidiary Business generally has been operated up to the date of execution of this Agreement;

(h)

Preservation of Business. Until the Closing, use their best efforts to preserve the Tech Full Subsidiary Business and the Tech Full Subsidiary Assets and, without limitation, preserve for Tech Full Subsidiary's relationships with their suppliers, customers and others having business relations with them;

(i)

Access. Until the Closing, give Torch and its representatives full access to all of the properties, books, contracts, commitments and records of Tech Full Subsidiary Business and the Tech Full Subsidiary Assets, and furnish to Torch and its representatives all such information as they may reasonably request;

(j)

Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger and to preserve and maintain the Tech Full Subsidiary Assets, including the Tech Full Subsidiary Material Contracts;

Survival

8.3     The covenants set forth in this Article shall survive the Closing for the benefit of Torch.

ARTICLE 9
CONDITIONS PRECEDENT

Conditions Precedent in favor of Torch

9.1     Torch's obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

(a)	all documents or copies of documents required to be executed and delivered to Torch hereunder will have been so executed and delivered;

(b)

all of the terms, covenants and conditions of this Agreement to be complied with or performed by Tech Full or the Tech Full Shareholders at or prior to the Closing will have been complied with or performed;

(c)

title to the Tech Full Shares held by the Tech Full Shareholders and to the Tech Full Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein;

(d)	the Certificate of Merger shall be executed by Tech Full in form acceptable for filing with the Delaware Secretary of State;

(e)	subject to Article 10 hereof, there will not have occurred

(i)

any material adverse change in the financial position or condition of Tech Full, its liabilities or the Tech Full Assets or any damage, loss or other change in circumstances materially and adversely affecting Tech Full, the Tech Full Business or the Tech Full Assets or Tech Full's right to carry on the Tech Full Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

(ii)

any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Tech Full or the Tech Full Business (whether or not covered by insurance) materially and adversely affecting Tech Full, the Tech Full Business or the Tech Full Assets;

(f)	the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any;

(g)	that the Tech Full Shareholders have completed and delivered Schedule "S" attached to this Agreement to Torch in a form satisfactory to Torch;

(h)	that Torch has redeemed all Torch Common Shares held by Frank Torchia; and

(i)	that Torch has repaid Frank Torchia for his shareholder loan.

Waiver by Torch

9.2     The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Torch and any such condition may be waived in whole or in part by Torch at or prior to the Closing by delivering to Tech Full a written waiver to that effect signed by Torch. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, Torch shall be released from all obligations under this Agreement.

Conditions Precedent in Favor of Tech Full and the Tech Full Shareholders

9.3     The obligations of Tech Full and the Tech Full Shareholders to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

(a)	all documents or copies of documents required to be executed and delivered to Tech Full hereunder will have been so executed and delivered;

(b)	all of the terms, covenants and conditions of this Agreement to be complied with or performed by Torch at or prior to the Closing will have been complied with or performed;

(c)

Torch will have delivered the Acquisition Shares to be issued pursuant to the terms of the Merger to Tech Full at the Closing and the Acquisition Shares will be registered on the books of Torch in the names of the holders of Tech Full Shares at the Effective Time;

(d)	title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

(e)	the Certificate of Merger shall be executed by the Acquirer in form acceptable for filing with the Delaware Secretary of State;

(f)	subject to Article 8 hereof, there will not have occurred

(i)

any material adverse change in the financial position or condition of Torch, its subsidiaries, their liabilities or the Torch Assets or any damage, loss or other change in circumstances materially and adversely affecting Torch, the Torch Business or the Torch Assets or Torch' right to carry on the Torch Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

(ii)

any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Torch or the Torch Business (whether or not covered by insurance) materially and adversely affecting Torch, its subsidiaries, the Torch Business or the Torch Assets;

(j)	the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any; and

(k)

the satisfaction of all liabilities of Torch on or prior to the Closing Date, other than those liabilities to be transferred to Mr. Torchia, save and except for liabilities incurred in connection with the Merger.

Waiver by Tech Full and the Tech Full Shareholders

9.4     The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Tech Full and the Tech Full Shareholders and any such condition may be waived in whole or in part by Tech Full or the Tech Full Shareholders at or prior to the Closing by delivering to Torch a written waiver to that effect signed by Tech Full and the Tech Full Shareholders. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, Tech Full and the Tech Full Shareholders shall be released from all obligations under this Agreement.

Nature of Conditions Precedent

9.5     The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.

Termination

9.6     Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before February 1, 2005, this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

Confidentiality

9.7     Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from Tech Full and Torch and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that Torch will be required to issue a news release regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Merger contemplated hereby together with such other documents as are required to maintain the currency of Torch's filings with the Securities and Exchange Commission.

ARTICLE 10
RISK

Material Change in the Business of Tech Full

10.1     If any material loss or damage to the Tech Full Business occurs prior to Closing and such loss or damage, in Torch' reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Torch shall, within two (2) days following any such loss or damage, by notice in writing to Tech Full, at its option, either:

(a)	terminate this Agreement, in which case no party will be under any further obligation to any other party; or

(b)

elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Torch' obligations to carry out the transactions contemplated hereby, be vested in Tech Full or otherwise adequately secured to the satisfaction of Torch on or before the Closing Date.

Material Change in the Torch Business

10.2     If any material loss or damage to the Torch Business occurs prior to Closing and such loss or damage, in Tech Full's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Tech Full shall, within two (2) days following any such loss or damage, by notice in writing to Torch, at its option, either:

(a)	terminate this Agreement, in which case no party will be under any further obligation to any other party; or

(b)

elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Tech Full's obligations to carry out the transactions contemplated hereby, be vested in Torch or otherwise adequately secured to the satisfaction of Tech Full on or before the Closing Date.

ARTICLE 11
CLOSING

Closing

11.1     The Merger and the other transactions contemplated by this Agreement will be closed at the Place of Closing in accordance with the closing procedure set out in this Article, but not later than February 1, 2005. In the event Closing does not occur on or before February 1, 2005, this agreement will terminate and be of no further force and effect

Documents to be Delivered by Tech Full

11.2     On or before the Closing, Tech Full and the Tech Full Shareholders will deliver or cause to be delivered to Torch:

(a)

the original or certified copies of the charter documents of Tech Full and all corporate records documents and instruments of Tech Full and Tech Full Subsidiary and all books and accounts of Tech Full and Tech Full Subsidiary;

(b)

all reasonable consents or approvals required to be obtained by Tech Full for the purposes of completing the Merger and preserving and maintaining the interests of Tech Full under any and all Tech Full Material Contracts and in relation to Tech Full Assets;

(c)	certified copies of such resolutions of the shareholders and directors of Tech Full as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

(d)	an acknowledgement from Tech Full and the Tech Full Shareholders of the satisfaction of the conditions precedent set forth in section 7.3 hereof;

(e)	the Certificate of Merger, duly executed by Tech Full;

(f)	such other documents as Torch may reasonably require to give effect to the terms and intention of this Agreement; and

(g)	completed and signed Schedule "S" to this Agreement.

Documents to be Delivered by Torch

11.3     On or before the Closing, Torch shall deliver or cause to be delivered to Tech Full and the Tech Full Shareholders:

(a)	share certificates representing the Acquisition Shares duly registered in the names of the holders of shares of Tech Full Common Stock;

(b)	certified copies of such resolutions of the directors of Torch as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

(c)	a certified copy of a resolution of the directors of Torch dated as of the Closing Date appointing the nominees of Tech Full as officers of Tech Full;

(d)	an undated resolution of the directors of Torch appointing the nominee of the Tech Full Shareholders listed below to the board of directors of Torch;

(e)	the resignation of Frank Torchia as a director of Torch and as all officer positions he holds at Closing;

(f)	an acknowledgement from Torch of the satisfaction of the conditions precedent set forth in section 7.1 hereof;

(g)	the Certificate of Merger, duly executed by the Acquirer;

(h)	such other documents as Tech Full may reasonably require to give effect to the terms and intention of this Agreement.

(i)	a copy of the information required by section 14(f) and regulation 14f-1 of the Securities Exchange Act of 1934 filed with the Securities and Exchange Commission; and,

(j)

a copy of the Form 8-K filed with the Securities and Exchange Commission disclosing the execution of this Agreement. With the exception of this item (j) and item (i) set forth above, all subsequent filings with the Securities and Exchange Commission will be the responsibility of management of Torch post-Closing.

ARTICLE 12
POST-CLOSING MATTERS

Forthwith after the Closing, the Tech Full Shareholders, as the case may be, agree to use all their best efforts to cause the following to be completed:

(a)	file the Certificate of Merger with Secretary of State of the State of Delaware;

(b)

issue a news release reporting the Closing and make all requisite Form 8-K filings with the Securities and Exchange Commission in connection with the Closing of the transactions contemplated in this Agreement;

(c)	file reports on Forms 13D and 3 with the Securities and Exchange Commission disclosing the acquisition of the Acquisition Shares by the Tech Full Shareholders;

(d)	within 10 days of the Closing, take such steps are required to change the name of Torch to "Harbin Electric, Inc." or such similar name as may be acceptable to the board of directors of Torch; and

(e)	within 10 days of the Closing, take such steps are required to effectuate a 1.5-for-one forward split of the Torch Common Shares by way of stock dividend.

ARTICLE 13
GENERAL PROVISIONS

Arbitration

13.1     The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in the City of New York, New York.

Notice

13.2     Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

Addresses for Service

13.3     The address for service of notice of each of the parties hereto is as follows:

(a)	Torch or the Acquirer:

Torch Executive Services Ltd.
124 Minikada Bay
Winnipeg, Manitoba
Canada R2C 0G7
Attn: Frank Torchia, President
Phone: (204) 222-1959

With a copy to:

Conrad C. Lysiak
Attorney at Law
601 West First Avenue
Suite 503
Spokane, Washington 99201
Phone: (509) 624-1475
Telecopier: (509) 747-1770

(b)	Tech Full or the Tech Full Shareholders:

Tech Full International, Inc.

No. 9, Ha Ping Xi Lu
Ha Ping Lu Ji Zhong Qu
Harbin Kai Fa Qu
Harbin, Postal Code: 150001
China
Office: 86-82629583
Fax: 86-82621768

With a copy to:

Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Attn: Marc Ross, Esq.
Phone: (212) 930-9700
Telecopier: (212) 930-9725

Change of Address

13.4     Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

Further Assurances

13.5     Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Time of the Essence

13.6     Time is expressly declared to be the essence of this Agreement.

Entire Agreement

13.7     The provisions contained herein constitute the entire agreement among Tech Full, the Tech Full Shareholders, the Acquirer and Torch respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among Tech Full, the Tech Full Shareholders, the Acquirer and Torch with respect to the subject matter hereof.

Enurement

13.8     This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

13.9     This Agreement is not assignable without the prior written consent of the parties hereto.

Counterparts

13.10     This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

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Applicable Law - EXCLUSIVE JURISDICTION AND VENUE

13.11     This Agreement is subject to the laws of the State of Nevada and exclusive jurisdiction and venue of any action brought under this agreement will be in the state or federal courts of the State of Nevada.

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

TORCH EXECUTIVE SERVICES LTD.

By:	/s/ Frank Torchia
Frank Torchia, President

/s/ Richard Achron
Witness

Richard Achron
Name

155 - 11960 Hammersmith Way
Address

Richmond, BC V7A 5C9

TORCH SUBSIDIARY, INC.

By:	/s/ Frank Torchia
Frank Torchia, President

/s/ Richard Achron
Witness

Richard Achron
Name

155 - 11960 Hammersmith Way
Address

Richmond, BC V7A 5C9

TECH FULL INTERNATIONAL INC.

By:	/s/ Tinafu Yang
Tianfu Yang, President

/s/ Weiguo Wang
Witness Signature

Weiguo Wang
Name (Please print)

Floor 15, the Union Plaza, No.20 Chaoyangmenwai
Dajie,Beijing ,Postal Code: 100020 ,China
Address (Please print)

TECH FULL SHAREHOLDERS

/s/ Tianfu Yang
Tianfu Yang

/s/ Tianli Yang
Tianli Yang

/s/ Suofei Xu
Suofei Xu

/s/ Lianying Wang
Lianying Wang

/s/ Zedong Xu
Zedong Xu

/s/ Yunyue Ye
Yunyue Ye